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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   November 18, 1996
                                                 ------------------------------

                                  ENDOCARE, INC.
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             (Exact name of registrant as specified in its charter)




        Delaware                    0-27212                   33-0618093
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(State or other jurisdiction      (Commission               (I.R.S. Employer
    of incorporation)             File Number)             Identification No.)




   18 Technology Drive, Suite 134, Irvine, California              92618
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       (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (714) 450-1410
                                                   ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On November 21, 1996, Endocare, Inc., a Delaware corporation (the "Company"), issued a press release, a copy of which is attached as Exhibit 99 and is incorporated herein by reference. The press release announces that the Company has entered into a Distributorship Agreement, dated as of November 18, 1996, with Boston Scientific Corporation, a copy of which is attached as
Exhibit 10.10 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.               Description
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  10.10                   Distributorship Agreement

  99                      Press Release issued November 21, 1996




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 29, 1996               ENDOCARE, INC.,
                                        a Delaware corporation


                                        By:   /s/ PAUL W. MIKUS
                                            -----------------------------------
                                              Paul W. Mikus
                                              President and
                                              Chief Executive Officer


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                               ENDOCARE, INC. 8-K

                               INDEX TO EXHIBITS


Exhibit No.               Description
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  10.10                   Distributorship Agreement

  99                      Press Release issued November 21, 1996




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